UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2013

Regal Entertainment Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 8, 2013, Regal Entertainment Group (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).  The total number of shares of the Company’s Class A and Class B common stock voted in person or by proxy at the Meeting, voting as a single class, was 142,555,100.  The combined voting shares of the Company’s Class A and Class B common stock, voting as a single class, represent 91.5% of the 155,821,027 shares issued and outstanding and entitled to vote at the Meeting.  The Company’s Class A Common Stock is entitled to one vote per share, while the Company’s Class B common stock is entitled to ten votes per share.  The total number of votes represented by the Company’s Class A and Class B common stock voted in person or by proxy at the Meeting, voting as a single class, was 355,932,851.  The combined votes of the Company’s Class A and Class B common stock, voting as a single class, represent 96.4% of the 369,198,778 total votes outstanding and entitled to vote at the Meeting.  The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set out below.

Proposal 1                       Election of Class II Directors

The stockholders elected all four director nominees at the Meeting to serve as Class II directors until the Annual Meeting of Stockholders in 2016.  The voting results were as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Thomas D. Bell, Jr.	341,468,087	911,842	13,552,922
David H. Keyte	341,534,527	845,402	13,552,922
Amy E. Miles	341,497,902	882,027	13,552,922
Lee M. Thomas	341,535,131	844,798	13,552,922

Proposal 2                       Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved the compensation of the Company’s named executive officers.  The voting results were as follows:

Votes Cast For	Votes Cast Against	Votes Abstain	Broker Non-Votes
341,573,077	681,509	125,343	13,552,922

Proposal 3                       Approval of the Material Terms of the Performance Goals Under the Company’s Annual Executive Incentive Program and 2002 Stock Incentive Plan

The stockholders re-approved the material terms of the performance goals under the Company’s Annual Executive Incentive Program and 2002 Stock Incentive Plan, as amended, pursuant to Section 162(m) of the Internal Revenue Code.  The voting results were as follows:

Votes Cast For	Votes Cast Against	Votes Abstain	Broker Non-Votes
337,619,067	4,685,378	75,484	13,552,922

Proposal 4                       Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2013.  The voting results were as follows:

Votes Cast For	Votes Cast Against	Votes Abstain
355,751,484	138,235	43,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: May 14, 2013	By:	/s/ Peter B. Brandow
	Name:	Peter B. Brandow
	Title:	Executive Vice President, General Counsel & Secretary